[EXECUTION COPY]

ASSIGNMENT AND ASSUMPTION AGREEMENT

           THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Agreement”), dated as of October 1, 2003, among EMC Mortgage Corporation, a Delaware corporation (the “Assignor”), JPMorgan Chase Bank, as trustee (in such capacity the “Trustee”) for the holders of Bear Stearns Asset-Backed Securities Trust 2003-SD2, Asset-Backed Certificates, Series 2003-SD2 (the “Assignee”), and Wells Fargo Home Mortgage, Inc. (the “Company”):

           For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

           1. The Assignor hereby grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as Purchaser (under and as defined in the Servicing Agreements referred to below), in, to and under (a) those certain Mortgage Loans listed on Exhibit A attached hereto (the "Mortgage Loans") that are part of WFHM Pools (i) 5792, 5793, 5794, 5795, 5796, 5797 and 5798 and (ii) 5809, 5810, 5811, 5812, 5813 and 5814 (the "WFHM Pools"), and (b) those certain Seller's Warranties and Servicing Agreements, dated as of July 1, 2003 (the "5792 Servicing Agreement") and July 1, 2003 (the "5809 Servicing Agreement"), respectively (the 5792 Servicing Agreement and the 5809 Servicing Agreement, each a "Servicing Agreement" and collectively, the "Servicing Agreements"), in each case between the Assignor, as Purchaser, and the Company, with respect to the applicable WFHM Pools; provided, however, that the Assignor does not grant, transfer or assign to the Assignee the representations and warranties contained in Section 3.02 of each of the Servicing Agreements and the related remedies for breach thereof contained in Section 3.03 of the Servicing Agreements and any right of indemnification with respect to Section 8.01 of each of the Servicing Agreements. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Servicing Agreements.

           The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and all obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreements, which are not the Mortgage Loans that are part of the WFHM Pools as set forth on Exhibit A attached hereto, and are not the subject of this Agreement.

           2. The Assignor warrants and represents to the Assignee and the Company as of the date hereof:

                      (a) Attached hereto as Exhibits B-1 and B-2 are true and accurate copies of each of the Servicing Agreements, which are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

                      (b) The Assignor was the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Servicing Agreements as they relate to the Mortgage Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Mortgage Loans to the Assignee as contemplated herein, the Assignee shall have good title to each and every Mortgage Loan, as well as any and all of the Assignee's interests, rights and obligations under the Servicing Agreements as they relate to the Mortgage Loans, free and clear of any and all liens, claims and encumbrances;

                      (c) There are no offsets, counterclaims or other defenses available to the Company with respect to the Mortgage Loans or any Servicing Agreements;

                      (d) The Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Mortgage Loan;

                      (e) The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

                      (f) The Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Assignor. This Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                      (g) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, or any interest in the Mortgage Loans or otherwise approached or negotiated with respect to the Mortgage Loans, or any interest in the Mortgage Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto;

                      (h) The Assignor has received from the Company, and has delivered to the Assignee, all documents required to be delivered to the Assignor by the Company prior to the date hereof pursuant to Section 2.03 of each of the Servicing Agreements with respect to the Mortgage Loans and has not received, and has not requested from the Company, any additional documents; and

                      (i) No event has occurred from the Closing Date to the date hereof which would render the representations and warranties as to the related Mortgage Loans made by the Company in Section 3.02 of any Servicing Agreement to be untrue in any material respect;

           3. The Trustee, on behalf of the Assignee and not in its individual capacity, warrants and represents to, and covenants with, the Assignor and the Company that:

                      (a) The Trustee is a New York banking corporation duly organized, validly existing and in good standing, and has all requisite power and authority to hold the Mortgage Loans on behalf of the Assignee;

                      (b) The Trustee has full power and authority to execute, deliver and perform under this Agreement, and to consummate the transactions set forth herein. The execution, delivery and performance of the Trustee of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action of the Trustee. This Agreement has been duly executed and delivered by the Trustee on behalf of the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                      (c) To the best of the Trustee's knowledge, no material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Trustee in connection with the execution, delivery or performance by the Trustee of this Agreement on behalf of the Assignee, or the consummation by it of the transactions contemplated hereby;

                      (d) The Trustee on behalf of the Assignee assumes all of the Assignor's rights as Purchaser under the Servicing Agreements, as amended hereby;

           4. Company warrants and represents to, and covenant with, the Assignor and the Assignee as of the date hereof:

                      (a) Attached hereto as Exhibits B-1 and B-2 are true and accurate copies of the Servicing Agreements, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

                      (b) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans and otherwise to perform its obligations under the Servicing Agreements;

                      (c) The Company has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                      (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement, or the consummation by it of the transactions contemplated hereby;

                      (e) The Company shall establish a Custodial Account and an Escrow Account under the 5792 Servicing Agreement in favor of the Assignee with respect to the Mortgage Loans separate from the Custodial Accounts and Escrow Accounts previously established under the Servicing Agreements in favor of the Assignor; and

                      (f) There are no offsets, counterclaims or other defenses available to the Company with respect to the Mortgage Loans or the Servicing Agreements.

Recognition of Assignee

           5. From and after the date hereof, the Company shall recognize the Assignee as owner of the Mortgage Loans, and acknowledges that the Mortgage Loans will be part of a REMIC, and notwithstanding anything to the contrary set forth in any Servicing Agreement (as amended by this Agreement), will service the Mortgage Loans in accordance with the 5792 Servicing Agreement, as amended by this Agreement, but in no event in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of the Assignor, the Company and the Assignee that this Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreements which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of the Assignee.

Modification of the Servicing Agreements

           6. The Company and the Assignor hereby amend the Servicing Agreements as follows (provided that the amendments specified in subsections (a)(ii), (b), (d) and (e) of this Section 6 shall only be made if such definitions, clause or section, respectively, are not already in the applicable Servicing Agreement):

                      (a) The following definitions are added to Article I of each Servicing Agreement:

(i) "Assignee: JPMorgan Chase Bank, as trustee for the holders of Bear Stearns Asset-Backed Securities Trust 2003-SD2, Asset-Backed Certificates, Series 2003-SD2.

(ii) Monthly Advance: The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Company pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

(iii) Pooling and Servicing Agreement: The Pooling and Servicing Agreement, dated as of October 1, 2003, among Bear Stearns Asset Backed Securities Inc., as depositor, EMC Mortgage Corporation, as seller and servicer, Wells Fargo Bank, National Association, as master servicer and securities administrator and JPMorgan Chase Bank, as trustee, as amended.

(iv) Master Servicer: Wells Fargo Bank Minnesota, National Association, in its capacity as master servicer pursuant to the Pooling and Servicing Agreement, and its successors and assigns.

                      (b) The definition of "Servicing Advances" in Article I of each Servicing Agreement is hereby amended by the addition of the words "other than Monthly Advances" immediately after the word "expenses" and prior to the beginning of the first parenthetical on the second line thereof.

                      (c) The following are added as the last three paragraphs of Section 4.01 of each Servicing Agreement:

"Notwithstanding anything in this Agreement to the contrary, the Servicer shall not, unless the related Mortgagor is in default thereunder or such default is, in the judgment of the Servicer, reasonably foreseeable, make or permit any modification, waiver or amendment of any term of any Mortgage Loan, including any reduction in the Mortgage Interest Rate, recasting of the amortization schedule and/or extension of the scheduled maturity thereof, or increase or reduction in the Stated Principal Balance thereof, that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (ii) cause the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions” after the startup date under the REMIC Provisions.

Prior to taking any action with respect to the Mortgage Loans which is not contemplated under the terms of this Agreement, the Servicer will obtain an Opinion of Counsel acceptable to the Trustee with respect to whether such action could result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”), and the Servicer shall not take any such action or cause the Trust Fund to take any such action as to which it has been advised that an Adverse REMIC Event could occur.

The Servicer shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in the REMIC. The Servicer shall not enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.”

                      (d) The following new subclause is added to the end of Section 4.05 of each Servicing Agreement:

"(x) to reimburse itself for Monthly Advances of the Company's funds made pursuant to Section 5.03, the Company's right to reimburse itself pursuant to this subclause (x) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that, where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03 or 6.02, the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

                      (e) [Reserved]

                      (f) The following Section is added to Article VI of each Servicing Agreement

                      Section 6.07. Annual Certification.

(i) The Company will deliver to the Master Servicer, on or before February 28 of each year beginning February 28, 2004, (or, if any such day is not a Business Day, the immediately preceding Business Day), or at any other time upon thirty (30) days written request, certification containing the information set forth in Exhibit C-1. Such certification shall be signed by the senior officer in charge of servicing of the Company. In addition, the Company shall provide such other information with respect to the Mortgage Loans and the servicing and administration thereof within the control of the Company which shall be required to enable the Master Servicer to comply with the reporting requirements of the Securities and Exchange Act of 1934, as amended.

(ii) The Company shall indemnify and hold harmless the Master Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Company or any of its officers, directors, agents or affiliates of its obligations under this Section 6.07 or the Company's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Company agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Company on the other in connection with a breach of the Company's obligations under this Section 6.07.

                      (g) A copy of each statement to be provided pursuant to Section 6.04 of the 5792 Servicing Agreement shall be furnished to the Master Servicer no later than the date specified in Section 6.04 for delivery of such statement to the Purchaser.

                      (h) A copy of each statement to be provided pursuant to Section 6.05 of the 5792 Servicing Agreement shall be furnished to the Master Servicer no later than the date specified in Section 6.05 for delivery of such statement to the Purchaser.

                      (i) Exhibit C-1, attached on Schedule 1 hereto, is added to the 5792 Servicing Agreement.

                      (j) Section 10.01 of the 5792 Servicing Agreement is modified by adding the word "or" at the end of clause (viii) thereof and inserting the following as clause (ix):

                      (ix) failure by the Company to duly perform, within the required time period, its obligations under Section 6.04, 6.05 or 6.07 of the 5792 Servicing Agreement, which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by any party to this Servicing Agreement or by the Master Servicer.

           6A. Servicing of Mortgage Loans. The parties hereto agree that, notwithstanding anything to the contrary set forth in any Servicing Agreement, the Company shall service the mortgage loans that are part of the WFHM Pools in accordance with the provisions of the 5792 Servicing Agreement, as amended hereby; provided, however, that the rights and remedies of any party under each other Servicing Agreement (as amended hereby) with respect to the servicing obligations of the Company shall be deemed to apply to the applicable provisions of the 5792 Servicing Agreement, as amended hereby, as if the terms thereof constituted part of such Servicing Agreement.

           7. Acknowledgment of Master Servicer. The Company understands that the Master Servicer is acting on behalf of the Assignee pursuant to the Pooling and Servicing Agreement, and agrees that the Master Servicer shall be entitled to enforce the rights of the Assignee pursuant to this Agreement and the Servicing Agreements on behalf of the Assignee. In addition, the Company agrees that the Master Servicer shall be entitled to enforce directly the provisions of Sections 6.04, 6.05 and 6.07 of each Servicing Agreement on its own behalf.

           8. Wire Instructions: Distributions shall be made by wire transfer of immediately available funds to Wells Fargo Bank Minnesota, National Association, ABA# 121-000-248, for credit to SAS Clearing Account# 3970771416, for further credit to BSABS 2003-SD2, Acct# 18123400. Applicable statements should be mailed to 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: BSABS 2003-SD2.

           9. Notices:

                      The Assignor’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Agreement is:

EMC Mortgage Corporation Mac Arthur Ridge II 909 Hidden Ridge Drive, Suite 200 Irving, Texas 75038 Attention: Ms. Ralene Ruyle Facsimile: (972) 444-2810

                      With a copy to:

Bear Stearns Mortgage Capital Corporation 383 Madison Avenue New York, New York 10179 Attention: Baron Silverstein Facsimile: (212) 272-5591

           The Assignee’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Agreement is:

JPMorgan Chase Bank, as trustee 4 New York Plaza, 6th Floor New York, New York 10004 Attention: Attention: Institutional Trust Services/Global Debt - BSABS 2003-SD2

                      The Company’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Agreement is:

Wells Fargo Home Mortgage, Inc. 1 Home Campus Des Moines, Iowa 50328-0001 Attention: General Counsel, MAC X2401-061

Miscellaneous:

           10. Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee and the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Agreement.

           11. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           12. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

           13. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

           14. This Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Servicing Agreement to the extent of the Mortgage Loans by Assignor to Assignee.

           15. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

           16. In the event that any provision of this Agreement conflicts with any provision of the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

           IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

JPMORGAN CHASE BANK, as trustee for the holders of Bear Stearns Asset-Backed Securities Trust 2003-SD2, Asset-Backed Certificates, Series 2003-SD2 By: /s/ Eboni D. Dawkins Its: Trust Officer

Taxpayer Identification Number: ___________________________________

EMC MORTGAGE CORPORATION By: /s/ Sue Stepanek Its: Executive Vice President

Taxpayer Identification Number: 13-3587347

WELLS FARGO HOME MORTGAGE, INC. By: /s/ Trisha Lowe Its: Vice President

Exhibit A

Mortgage Loans

(Available Upon Request)

Exhibit B-1

5792 SERVICING AGREEMENT

(Available Upon Request)

Exhibit B-2

5809 SERVICING AGREEMENT

(Available Upon Request)

Schedule 1

EXHIBIT C-1

FORM OF ANNUAL CERTIFICATION

           I, _____________, Vice President of Wells Fargo Home Mortgage, Inc. (the “Servicer”), certify to Wells Fargo Bank Minnesota, National Association, and its officers, directors, agents and affiliates (in its role as master servicer, the “Master Servicer”), and with the knowledge and intent that they will rely upon this certification, that:

(i)	Based on my knowledge, the information relating to the Mortgage Loans and the servicing thereof submitted by the Servicer to the Master Servicer which is used in connection with preparation of the reports on Form 8-K and the annual report on Form 10-K filed with the SEC with respect to each transaction listed on the attached Exhibit A, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

(ii)	The servicing information required to be provided to the Master Servicer by the Servicer under the relevant servicing agreements has been provided to the Master Servicer;

(iii)	I am responsible for reviewing the activities performed by the Servicer under the relevant servicing agreements and based upon the review required by the relevant servicing agreements, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer, the Servicer has, as of the date of this certification fulfilled its obligations under the relevant servicing agreements; and

(iv)	I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the relevant servicing agreements.

(v)	The Servicer shall indemnify and hold harmless the Master Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Certification or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Certification or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

           IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.

Dated:	By: Name: Title: